                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER YEAR: 2002

              MONTH                    3/31/02       4/30/02       5/31/02       6/30/02       7/31/02   8/31/02       9/30/02
                                       Revised       Revised
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                        $ 1,554,279  $1,707,430   $1,769,204  $ 1,693,508  $ 1,861,900  $ 1,528,346    $ 1,320,224
INCOME BEFORE INT. DEPREC./TAX (MOR-6)  $  (421,580) $ (127,852)  $ (180,394) $  (511,621) $  (513,676) $  (689,028)   $ 2,155,982
NET INCOME (LOSS) (MOR-6)               $(1,083,585) $ (789,902)  $ (842,445) $(1,173,671) $(1,175,772) $(1,351,033)   $(3,837,151)
PAYMENTS TO INSIDERS (MOR-9)                         $       --   $       --  $        --  $        --  $        --    $        --
PAYMENTS TO PROFESSIONALS (MOR-9)                    $       --   $       --  $        --  $        --  $        --    $        --
TOTAL DISBURSEMENTS (MOR-7)(1)          $ 2,738,115  $3,182,878   $2,867,783  $ 2,703,564  $ 3,117,479  $ 2,784,317    $ 2,919,796
(1) Excludes intercompany
   transfers as follows:                $   210,000  $  230,000   $  205,000  $   190,000  $   325,000  $   205,000    $   286,759

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        10/18/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. & NY M&G                               throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       et. al.                                    Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,560
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $  10,216              $       -                 $     145
        Trade accounts receivable, net              -                   68,639                     57                     2,656
        Other Receivables                           -                      515                      -                     2,287
        Due from affiliates                     1,375                   27,999                 13,760                         -
        Inventories                                 -                   33,021                      -                     8,231
        Prepaid expenses                           33                    3,678                      -                       142
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  144,068                 13,817                    13,461

Property, plant and equipment, net                  -                  114,732                  2,580                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,379                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,031                      -                     1,136
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 220                  186,317                  1,136                     6,407
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   52,047                      -                    13,071
        Secured - Other                                                    450
        Unsecured debt                        186,538                  256,893                  1,110                    68,204
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,089)                 (55,847)                 4,196                   (16,020)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,721)                (518,178)                19,530                  (146,075)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,721)                (520,715)                19,530                  (146,075)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      47           $       -           $       -
        Trade accounts receivable, net             -                      2,448                 878               5,191
        Other Receivables                          -                          -                   -                   -
        Due from affiliates                    2,761                     60,549                 614              69,559
        Inventories                                -                          -                 157               1,535
        Prepaid expenses                           -                          -                   -                  10
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,761                     63,044               1,649              76,295

Property, plant and equipment, net                 -                          -                   -              40,921
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,298                   -
Other assets                                       -                      1,257                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,761                  $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 95                     24,920                 623               3,256
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          835                     15,339                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139             121,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,298
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,440)                    (5,038)               (958)            (10,138)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,661)                   (12,236)              2,185              (7,322)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,661)                   (12,236)              2,185              (7,322)

TOTAL LIABILITIES AND EQUITY                $ (2,761)                 $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $  10,409
        Trade accounts receivable, net              -                 79,869
        Other Receivables                           -                  2,802
        Due from affiliates                  (117,467)                59,150
        Inventories                               (13)                42,931
        Prepaid expenses                            -                  3,863
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (117,480)               199,024

Property, plant and equipment, net                  -                158,233
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,879
Investments in Subs                          (440,452)               (13,548)
Other assets                                       (1)                36,288
                                            --------------------------------

TOTAL ASSETS                                $(557,933)             $ 386,876
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (49,032)               173,942
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (13,906)                67,386
        Secured - Other                                                  450
        Unsecured debt                       (193,048)               706,895
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,053)              (546,081)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (88,334)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,054)              (881,532)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,054)              (884,069)

TOTAL LIABILITIES AND EQUITY                $(557,933)            $  386,876
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                       --------------------------------------------------------------------------------
                                            3/31/02     4/30/02     5/31/02     6/30/02     7/31/01    8/31/02  9/30/02
                                       --------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $  6,096    $   6,168   $   6,443   $   6,794    $   6,905  $ 7,167  $  6,371
ROYALTY AND REVENUE PAYABLE                                              --          --
NOTES PAYABLE - INSURANCE                                                --          --
TAX PAYABLE:
    Federal Payroll Taxes                                                --          --
    State Payroll & Sales                       (1)          (1)         (2)         (3)          (4)      (4)       --
    Ad Valorem Taxes                                                     --          --           --
    Other Taxes                                220          245         270         295          320      345       320
TOTAL TAXES PAYABLE                       $    219    $     244   $     268   $     292    $     316      341  $    320
SECURED DEBT POST-PETITION                                               --          --           --
ACCRUED INTEREST PAYABLE                                                 --          --           --
*ACCRUED PROFESSIONAL FEES:                                              --          --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                                   --          --           --
  2.  Lease Operating Expenses/Capital                                   --          --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $  6,315    $   6,412   $   6,711   $   7,086    $   7,221  $ 7,508  $  6,691
=======================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     SEPTEMBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 64,783    $ 64,783     $     --   $     --   $     --   $     --

        31-60           487         487           --         --         --         --

        61-90           714         714           --         --         --         --

        91 +         29,345      29,345           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 95,329    $ 95,329     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       42,522,545    $          170,870    $        1,320,224
TOTAL COST OF REVENUES                                         --            28,245,942               170,870            (1,018,360)
GROSS PROFIT                                   $               --    $       14,276,603    $               --    $        2,338,584
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              931    $       (1,344,003)   $               --    $          182,602
  Insiders Compensation                                        --               131,592                    --                    --
  Professional Fees                                            --               974,971                    --                    --
  Other (Earnings in Joint Venture)                            --               972,291               (28,620)                   --

TOTAL OPERATING EXPENSE                        $              931    $          734,851    $          (28,620)   $          182,602
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (931)   $       13,541,752    $          (28,620)   $        2,155,982
INTEREST EXPENSE (includes amort of debt fees)                 --             5,274,570                    --             1,549,137
DEPRECIATION                                                   --             1,859,825                    --             3,100,692
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        7,134,395    $               --    $        5,993,133
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (931)   $        6,407,357    $          (28,620)   $       (3,837,151)
INCOME TAXES                                                   --               (21,099)                8,816                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (931)   $        6,428,456    $          (37,436)   $       (3,837,151)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $         (789,313)   $          727,811   $          376,564
TOTAL COST OF REVENUES                                          --               (80,674)             549,929
GROSS PROFIT                                    $         (789,313)   $          808,485   $         (173,365)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            8,910    $          375,335   $          (53,786)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            8,910    $          375,335   $          (53,786)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (798,223)   $          433,150   $         (119,579)
INTEREST EXPENSE (includes amort of debt fees)              97,337             1,275,449                   --
DEPRECIATION                                             2,501,170               411,048                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $        2,598,507    $        1,686,497   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $       (3,396,730)   $       (1,253,347)  $         (119,579)
INCOME TAXES                                              (282,871)            4,410,283                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $       (3,113,859)   $       (5,663,630)  $         (119,579)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,990,326   $      (1,174,862)    $      46,144,165
TOTAL COST OF REVENUES                                       2,175,239          (1,203,604)           28,839,342
GROSS PROFIT                                        $          815,087   $          28,742     $      17,304,823
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           67,623   $              --              (762,388)
  Insiders Compensation                                             --                  --               131,592
  Professional Fees                                                 --                  --               974,971
  Other (Earnings in Joint Venture)                                 --                  --             1,000,911

TOTAL OPERATING EXPENSE                             $           67,623   $              --     $       1,345,086
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          747,464   $          28,742            15,959,737
INTEREST EXPENSE (includes amort of debt fees)                 540,833                  --             8,737,326
DEPRECIATION                                                   327,315                  --             8,200,050
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                       $          868,148   $              --     $      18,280,680
=================================================================================================================
NET INCOME BEFORE TAXES                             $         (120,684)  $          28,742     $      (2,320,943)
INCOME TAXES                                                        --                  --             4,115,129
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $         (120,684)  $          28,742     $      (6,436,072)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H3-11


CASH RECEIPTS AND
DISBURSEMENTS                                Mar-02         Apr-02
-----------------                         ------------   ------------
1.  CASH-BEGINNING OF MONTH               $    165,556   $    167,642
                                          ------------   ------------
RECEIPTS:
2.  CASH SALES                                      --             --
3.  COLLECTION OF ACCOUNTS RECEIVABLE        1,657,321      1,655,125
4.  LOANS & ADVANCES (attach list)                  --             --
5.  SALE OF ASSETS                                  --             --
6.  OTHER (attach list)                      1,292,880      1,741,879
TOTAL RECEIPTS                            $  2,950,201   $  3,397,004
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                  N/A            N/A
DISBURSEMENTS:
7.  NET PAYROLL                           $    157,720   $    184,218
8.  PAYROLL TAXES PAID                          66,433         71,168
9.  SALES, USE & OTHER TAXES PAID                4,742          3,914
10. SECURED/RENTAL/LEASES                           --             --
11. UTILITIES                                  254,704        223,466
12. INSURANCE                                       --             --
13. INVENTORY PURCHASES                         73,403        192,570
14. VEHICLE EXPENSES                                --             --
15. TRAVEL & ENTERTAINMENT                       5,975             --
16. REPAIRS, MAINTENANCE & SUPPLIES             39,635         48,832
17. ADMINISTRATIVE & SELLING                     2,710          2,775
18. OTHER (attach list)                      2,345,504      2,685,999
TOTAL DISBURSEMENTS FROM OPERATIONS       $  2,948,115   $  3,412,878
19. PROFESSIONAL FEES                     $         --   $         --
20. U.S. TRUSTEE FEES                               --             --
21. OTHER REORGANIZATION EXPENSES
    (attach list)                                   --             --
TOTAL DISBURSEMENTS                       $  2,948,115   $  3,412,878
22. NET CASH FLOW                         $      2,086   $    (15,874)
23. CASH - END OF MONTH (MOR-2)           $    167,642   $    151,768




CASH RECEIPTS AND                                                                                                      FILING TO
DISBURSEMENTS                                May-02         Jun-02         Jul-02         Aug-02       Sep-02            DATE
-----------------                         ------------   ------------   ------------   ------------ ------------     ------------
1.  CASH-BEGINNING OF MONTH               $    151,768   $    155,565   $    120,211   $    138,799 $    332,776     $    714,483
                                          ------------   ------------   ------------   ------------ ------------     ------------
RECEIPTS:
2.  CASH SALES                            $         --   $         --   $         --             -- $         --     $         --
3.  COLLECTION OF ACCOUNTS RECEIVABLE        1,652,762      1,514,756      1,840,100   $  1,676,623    1,438,622       26,909,918
4.  LOANS & ADVANCES (attach list)                  --             --             --             --           --               --
5.  SALE OF ASSETS                                  --             --             --             --           --               --
6.  OTHER (attach list)                      1,423,818      1,343,454      1,620,968      1,506,670    1,580,212       20,374,593
TOTAL RECEIPTS                            $  3,076,580   $  2,858,210   $  3,461,068   $  3,183,293 $  3,018,835     $ 47,284,511
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                  N/A            N/A            N/A            N/A          N/A              N/A
DISBURSEMENTS:
7.  NET PAYROLL                           $    146,485   $    144,066   $    211,714   $    147,781 $    148,439     $  2,580,472
8.  PAYROLL TAXES PAID                          56,463         56,059         62,035         85,461       53,739        1,017,539
9.  SALES, USE & OTHER TAXES PAID                1,958          2,976          1,618            759           --           22,829
10. SECURED/RENTAL/LEASES                           --             --             --             --           --            4,486
11. UTILITIES                                  193,003        153,563        169,922        227,707      214,934        2,771,755
12. INSURANCE                                       --             --             --   $         --           --          280,148
13. INVENTORY PURCHASES                        224,244        149,137        178,957        133,635      208,379        2,070,701
14. VEHICLE EXPENSES                                --             --             --             --           --               --
15. TRAVEL & ENTERTAINMENT                       6,019          3,207          2,903          1,474       21,893           85,207
16. REPAIRS, MAINTENANCE & SUPPLIES             88,852         67,749         54,578         69,027       47,811          847,764
17. ADMINISTRATIVE & SELLING                     2,775             --             --             --           --           15,521
18. OTHER (attach list)                      2,352,984      2,316,805      2,760,752      2,323,473    2,511,360       38,157,516
TOTAL DISBURSEMENTS FROM OPERATIONS       $  3,072,783   $  2,893,564   $  3,442,479   $  2,989,317 $  3,206,555     $ 47,853,937
19. PROFESSIONAL FEES                     $         --   $         --   $         --   $         -- $         --     $         --
20. U.S. TRUSTEE FEES                               --             --             --             --           --               --
21. OTHER REORGANIZATION EXPENSES                                  --             --
    (attach list)                                   --             --             --             --           --               --
TOTAL DISBURSEMENTS                       $  3,072,783   $  2,893,564   $  3,442,479   $  2,989,317 $  3,206,555     $ 47,853,937
22. NET CASH FLOW                         $      3,797   $    (35,353)  $     18,589)  $    193,976 $   (187,720)    $   (569,426)
23. CASH - END OF MONTH (MOR-2)           $    155,565   $    120,211   $    138,800   $    332,776 $    145,055     $    145,057



MOR-7

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

   OTHER CASH RECEIPTS AND
   DISBURSEMENTS:                                                              Mar-02         Apr-02            May-02
   -----------------------                                                   ----------   -------------      ----------
6.  OTHER RECEIPTS:
       Interest Income                                                       $       --   $   13,960.67      $       --
       401(k) Plan Refund                                                            --              --              --
       Cobra Insurance Payment                                                       --           3,398           2,886
       Miscellaneous                                                              1,880          70,520           8,931
       Royalty Owners Trust Account                                                  --              --              --
       Emission Credits                                                              --              --              --
       Intercompany Transfers                                                 1,291,000       1,424,000       1,412,000
       Account Transfers                                                             --         230,000              --


   TOTAL OTHER RECEIPTS                                                      $1,292,880   $   1,741,879      $1,423,818
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                               $       --   $          --      $       --
       Workover Expense                                                              --              --              --
       Capital Expenditures                                                          --              --              --
       Revenue & Royalties                                                           --              --              --
       Interest Payment                                                              --              --              --
       Employee Benefits                                                         41,037          27,032          26,130
       Severance tax                                                                 --              --              --
       Pre-petition checks voided in current period                                  --              --              --
       Insiders                                                                      --              --              --
       Restricted Cash Transactions                                                  --              --              --
       Contract Services                                                        502,800         434,528         554,635
       Licenses / Fees / Permits                                                  1,000              25          14,615
       Freight                                                                   74,185          67,647          83,977
       Account Transfers                                                        210,000         230,000         205,000
       Outstanding checks to Balance to G/L                                    (125,520)        195,350        (193,585)
       CIT Revolver Payments                                                  1,642,003       1,734,416       1,662,211
   TOTAL OTHER DISBURSEMENTS                                                 $2,345,504   $   2,688,999      $2,352,984

   OTHER CASH RECEIPTS AND                                                                               FILING TO
   DISBURSEMENTS:                                 Jun-02        Jul-02       Aug-02     Sep-02                DATE
   -----------------------                     ----------    ----------    ---------- ----------       -----------
6.  OTHER RECEIPTS:
       Interest Income                                 --    $       --           --          --       $    14,505
       401(k) Plan Refund                              --            --           --          --                --
       Cobra Insurance Payment                      2,640         4,426        2,670       3,564            51,258
       Miscellaneous                               15,814         5,542           --      20,890           292,670
       Royalty Owners Trust Account                    --            --           --          --                --
       Emission Credits                                --            --           --          --                --
       Intercompany Transfers                   1,324,000     1,286,000    1,504,000      96,759        17,291,159
       Account Transfers                               --       325,000           --   1,459,000         2,724,000


   TOTAL OTHER RECEIPTS                        $1,342,454    $1,620,968   $1,506,670  $1,580,212       $20,373,593
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                         --            --           --          --       $        --
       Workover Expense                                --            --           --          --                --
       Capital Expenditures                            --            --           --          --            17,812
       Revenue & Royalties                             --            --           --          --            10,150
       Interest Payment                                --            --           --          --                --
       Employee Benefits                           25,870        25,249       38,064      25,546           413,075
       Severance tax                                   --            --           --          --                --
       Pre-petition checks voided in
         current period                                --            --           --          --            (5,215)
       Insiders                                        --            --           --          --                --
       Restricted Cash Transactions                    --            --           --          --                --
       Contract Services                          429,682       377,737      550,603     479,439         2,687,610
       Licenses / Fees / Permits                   10,257            82           --         604            36,051
       Freight                                     79,432        70,833      101,453      59,625           511,018
       Account Transfers                          190,000       325,000      205,000     286,759         1,103,386
       Outstanding checks to Balance to G/L        23,441        78,719      (28,417)     20,816          (313,366)
       CIT Revolver Payments                    1,558,123     1,883,133    1,456,770   1,638,572        14,473,592
   TOTAL OTHER DISBURSEMENTS                   $2,316,805    $2,760,753   $2,323,473  $2,511,360       $18,934,114

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11
SEPTEMBER 2002



   CASH RECEIPTS AND                                         Chase             Chase              Chase              Chase
   DISBURSEMENTS                                          00100547117       00103316965         103405768        630181003508
   -----------------                                      -----------      -------------       -----------       -------------
   1.  CASH-BEGINNING OF MONTH                            $ 52,414.51      $      167.65       $ 25,808.47       $       0.00
   RECEIPTS:
   2.  CASH SALES                                         $      0.00      $        0.00       $      0.00       $       0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   278,525.83
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                       0.00       1,269,000.00        190,000.00               0.00
   TOTAL RECEIPTS                                         $278,525.83      $1,269,000.00       $190,000.00       $       0.00
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A                N/A               N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                $                   $148,438.86       $
   8.  PAYROLL TAXES PAID                                                          17.52         53,721.34
   9.  SALES, USE & OTHER TAXES PAID
   10. SECURED/RENTAL/LEASES
   11. UTILITIES                                                              214,934.14
   12. INSURANCE
   13. INVENTORY PURCHASES                                                    208,378.64
   14. VEHICLE EXPENSES
   15. TRAVEL & ENTERTAINMENT                                                  21,893.14
   16. REPAIRS, MAINTENANCE & SUPPLIES                                         47,511.77
   17. ADMINISTRATIVE & SELLING
   18. OTHER (attach list)                                 317,785.06         776,029.18              0.00               0.00
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $317,785.06      $1,268,764.39       $202,160.20       $       0.00
   19. PROFESSIONAL FEES                                  $      0.00      $        0.00       $      0.00       $       0.00
   20. U.S. TRUSTEE FEES                                         0.00               0.00              0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)               0.00               0.00              0.00               0.00
   TOTAL DISBURSEMENTS                                    $317,785.06      $1,268,764.39       $202,160.20       $       0.00
   22. NET CASH FLOW                                      $(39,259.23)     $      235.61       $(12,160.20)      $       0.00
   23. CASH - END OF MONTH (MOR-2)                        $ 13,155.28      $      403.26       $ 13,648.27       $       0.00

   CASH RECEIPTS AND                                        Bank One        Bank of America     FILING TO
   DISBURSEMENTS                                            5577659           1171987307         DATE
   -----------------                                      -------------     ---------------  -------------
   1.  CASH-BEGINNING OF MONTH                            $  172,216.58     $ 82,168.30         332,775.51
   RECEIPTS:
   2.  CASH SALES                                         $        0.00     $      0.00               0.00
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                   1,160,096.57                       1,438,622.40
   4.  LOANS & ADVANCES (attach list)                                                                 0.00
   5.  SALE OF ASSETS                                                                                 0.00
   6.  OTHER (attach list)                                   105,322.50       15,889.79       1,580,212.29
   TOTAL RECEIPTS                                         $1,265,419.07     $ 15,889.79       3,018,834.69
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A             N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                 $                   148,438.86
   8.  PAYROLL TAXES PAID                                                                        53,738.86
   9.  SALES, USE & OTHER TAXES PAID                                                                  0.00
   10. SECURED/RENTAL/LEASES                                                                          0.00
   11. UTILITIES                                                                                214,934.14
   12. INSURANCE                                                                                      0.00
   13. INVENTORY PURCHASES                                                                      208,378.64
   14. VEHICLE EXPENSES                                                                               0.00
   15. TRAVEL & ENTERTAINMENT                                                                    21,893.14
   16. REPAIRS, MAINTENANCE & SUPPLIES                                           299.18          47,810.95
   17. ADMINISTRATIVE & SELLING                                                                       0.00
   18. OTHER (attach list)                                 1,320,787.34       96,758.91       2,511,360.49
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $1,320,787.34     $ 97,058.09       3,206,555.08
   19. PROFESSIONAL FEES                                  $        0.00     $      0.00               0.00
   20. U.S. TRUSTEE FEES                                           0.00            0.00               0.00
   21. OTHER REORGANIZATION EXPENSES (attach list)                 0.00            0.00               0.00
   TOTAL DISBURSEMENTS                                    $1,320,787.34     $ 97,058.09       3,206,555.08
   22. NET CASH FLOW                                      $  (55,368.27)    $(81,168.30)       (187,720.39)
   23. CASH - END OF MONTH (MOR-2)                        $  116,848.31     $  1,000.00         145,055.12


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

SEPTEMBER 2002

   OTHER CASH RECEIPTS AND                               Chase          Chase              Chase             Chase
   DISBURSEMENTS:                                     00100547117    00103316965         103405768      630181003508
   -----------------------                            -----------    -----------       -----------      --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                           1,269,000         190,000.00
       Account Transfers


   TOTAL OTHER RECEIPTS                               $        --     $ 1,269,000       $ 190,000.00      $         --
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures
       Revenue & Royalties
       Interest Payment
       Employee Benefits                                                   25,546
       Severance tax
       Pre-petition checks voided in current period
       Insiders
       Restricted Cash Transactions
       Contract Services                                                  479,439
       Licenses / Fees / Permits                                              604
       Freight                                                             59,625
       Account Transfers                                                  190,000
       Outstanding checks to Balance to G/L                                20,816
       CIT Revolver Payments                              317,785
   TOTAL OTHER DISBURSEMENTS                          $   317,785      $  776,029       $         --      $         --

   OTHER CASH RECEIPTS AND                                Bank One          Bank of America          FILING TO
   DISBURSEMENTS:                                          5577659             1171987307               DATE
   -----------------------                                ----------------------------------------------------
   6.  OTHER RECEIPTS:$   13
       Interest Income                                                                            $          --
       401(k) Plan Refund                                                                                    --
       Cobra Insurance Payment                                 3,564                                      3,564
       Miscellaneous                                           5,000              15,890                 20,890
       Royalty Owners Trust Account                                                                          --
       Emission Credits                                                                                      --
       Intercompany Transfers                                 96,759                                     96,759
       Account Transfers                                                                              1,459,000


   TOTAL OTHER RECEIPTS                                   $  105,323         $    15,890          $   1,580,212
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                                    $          --
       Workover Expense                                                                                      --
       Capital Expenditures                                                                                  --
       Revenue & Royalties                                                                                   --
       Interest Payment                                                                                      --
       Employee Benefits                                                                                 25,546
       Severance tax                                                                                         --
       Pre-petition checks voided in current period                                                          --
       Insiders                                                                                              --
       Restricted Cash Transactions                                                                          --
       Contract Services                                                                                479,439
       Licenses / Fees / Permits                                                                            604
       Freight                                                                                           59,625
       Account Transfers                                                          96,759                286,759
       Outstanding checks to Balance to G/L                                                              20,816
       CIT Revolver Payments                              $1,320,787                                  1,638,572
TOTAL OTHER DISBURSEMENTS                                 $1,320,787        $     96,759              2,511,360



MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                      CASE NUMBER: 01-37808-H-11


                          CASH ACCOUNT RECONCILIATION
                            MONTH OF SEPTEMBER 2002


BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox        Petty Cash          Payroll         AR Wires          Contr. Disb.
--------------                --------------   ------------   ----------------   --------------  ---------------   ---------------
BANK BALANCE                  $         403    $   116,848    $          1,000   $     13,648     $       13,155    $          --
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE         $         403    $   116,848    $          1,000   $     13,648     $       13,155    $          --
=================================================================================================================================
BEGINNING CASH - PER BOOKS    $         168    $   172,217    $         82,168   $     25,808     $       52,415    $          --
RECEIPTS                                         1,265,419              15,890                           278,526
TRANSFERS BETWEEN ACCOUNTS        1,079,000                            (96,759)       190,000
(WITHDRAWAL) CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS       (1,078,764)    (1,320,787)               (299)      (202,160)          (317,785)
ENDING CASH - PER BOOKS       $         403    $   116,848    $          1,000   $     13,648     $       13,155    $          --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  -----------
BANK BALANCE                    $   145,055
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE           $   145,055
===========================================
BEGINNING CASH - PER BOOKS      $   332,776
RECEIPTS                          1,559,835
TRANSFERS BETWEEN ACCOUNTS        1,172,241
(WITHDRAWAL) CONTRIBUTION-               --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS       (2,919,796)
ENDING CASH - PER BOOKS         $   145,055
===========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                     FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    Mar-2002   Apr-2002   May-2002    Jun-2002   Jul-2002  Aug-2002  Sep-2002     DATE
-------------------------------------    --------   ---------  --------    --------   --------  --------  --------   ---------

1.                                       $     --    $     --  $     --    $     --   $     --  $     --  $     --    $     --
2.                                             --          --        --          --         --        --        --          --
3.                                             --          --        --          --         --        --        --          --
4.                                             --          --        --          --         --        --        --          --
5.                                             --          --        --          --         --        --        --          --
6.                                             --          --        --          --         --        --        --          --
7.                                             --          --        --          --         --        --        --          --
8.                                             --          --        --          --         --        --        --          --
9.                                             --          --        --          --         --        --        --          --


TOTAL INSIDERS (MOR-1)                   $     --   $     --    $     --  $     --    $     --    $   --  $     --    $     --

         PROFESSIONALS                                                                                        FILING TO
        NAME/ORDER DATE           Mar-2002    Apr-2002   May-2002  Jun-2002   Jul-2002  Aug-2002  Sep-2002      DATE
        ---------------           ---------   ---------  --------  --------   --------  --------  --------    ---------

1.                                $     --    $     --   $     --  $     --   $     --  $     --  $     --    $      --
2.                                      --          --         --        --         --        --        --           --
3.                                      --          --         --        --         --        --        --           --
4.                                      --          --         --        --         --        --        --           --
5.                                      --          --         --        --         --        --        --           --
6.                                      --          --         --        --         --        --        --           --
TOTAL PROFESSIONALS (MOR-1)       $     --    $     --   $     --  $     --   $     --  $     --  $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9